UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SIERRA MONITOR CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SIERRA MONITOR CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 28, 2015

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of Sierra Monitor Corporation (the “Company” or “Sierra Monitor”). The Annual Meeting will be held on Thursday, May 28, 2015 at 10:00 a.m., local time, at Sierra Monitor’s headquarters located at 1991 Tarob Court, Milpitas, California 95035, for the following purposes:

1.	To elect the Board of Directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified;

2.	To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To hold a non-binding vote to approve the Company’s executive compensation;

4.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

These items of business are more fully described in the Proxy Statement, which accompanies this Notice of Annual Meeting. Please read the Proxy Statement carefully.

Only shareholders of record at the close of business on April 29, 2015 are entitled to vote at the Annual Meeting. If you wish to attend the meeting to vote in person and need directions, please contact Investor Relations at 800-727-4377 or email investor_relations@sierramonitor.com. The Annual Report on Form 10-K for the year ended December 31, 2014 was filed with the Securities Exchange Commission (“SEC”) on March 30, 2015 and is available for review on the Sierra Monitor investor relations web site. This Notice and the Proxy Statement are first being mailed and made available to shareholders on or about May 5, 2015. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. The Proxy Statement describes the proxy voting in more detail.

By Order of the Board of Directors,

/s/ Gordon R. Arnold
Gordon R. Arnold
Secretary

Milpitas, California

April 29, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 28, 2015

The Proxy Statement and Annual Report on Form 10-K are available at www.investor.sierramonitor.com.

SIERRA MONITOR CORPORATION

PROXY STATEMENT FOR

2015 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 28, 2015

INFORMATION CONCERNING SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of Sierra Monitor Corporation (“we”, the “Company” or “Sierra Monitor”) for use at the Company’s 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 28, 2015, at 10:00 a.m., local time, or at any continuations, adjournments or postponements of the Annual Meeting. The purposes of the Annual Meeting are described in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. The Annual Meeting will be held at the Company’s headquarters located at 1991 Tarob Court, Milpitas, California 95035.

This Proxy Statement and the accompanying form of proxy are being mailed, and made available on the Internet at www.investor.sierramonitor.com beginning on or about May 5, 2015, to shareholders entitled to vote at the Annual Meeting. Our Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission (“SEC”) on March 30, 2015, includes our financial statements. Shareholders may obtain a copy of this Proxy Statement, the Company’s Annual Report on Form 10-K and form of proxy, without charge, by sending a written request with such shareholder’s name and mailing address to: Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035, Attention: Secretary; by calling the Company at 800-727-4377 or by sending an email with such shareholder’s name and mailing address to investor_relations@sierramonitor.com. The Company will promptly deliver a Proxy Statement, Annual Report and/or proxy card upon receipt of such request. Our Annual Report on Form 10-K and any exhibits thereto may also be obtained from the SEC website at www.sec.gov or our Company investor relations website at www.investor.sierramonitor.com. Our telephone number is 800-727-4377.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Who may vote?

You may vote at the Annual Meeting if you owned your shares as of the close of business on April 29, 2015, which is referred to as the “Record Date.”

As of April 29, 2015, we had a total of 10,128,311 shares of Common Stock, par value $0.001 per share (the “Common Stock”) outstanding, which were held of record by approximately 117 shareholders. As of April 29, 2015, we had no shares of preferred stock outstanding.

How many votes do I have?	On each proposal to be voted upon, you are entitled to one vote for each share of our Common Stock that you own as of the Record Date. For the election of directors (Proposal One), shareholders may “cumulate” votes. See the section entitled “What vote is required for the proposals?” for additional information on this procedure.

How do I vote my proxy?

If your shares of Common Stock are held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Common Stock by voting by mail.

Of course, even if you vote your shares by proxy, you may also choose to come to the Annual Meeting and vote your shares in person.

To Vote by Mail	Sign and return the proxy card in the enclosed postage-paid and addressed envelope. If you received more than one proxy card, your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

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To Vote in Person at the Annual Meeting

If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Annual Meeting.

If your shares are held in the name of your broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If this is the case, and you wish to vote at the Annual Meeting, you will need to bring with you to the Annual Meeting a legal proxy duly completed by your broker or other nominee confirming your beneficial ownership and authorizing you to vote such shares.

How will the proxy holders vote?	If you provide instructions in your completed proxy card, the proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” the election of all of the directors listed in Proposal One “FOR” ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm listed in Proposal Two, and “FOR” the non-binding shareholder approval of executive compensation listed in Proposal Three.

What matters are being presented at the Annual Meeting?	We are not aware of any matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Shareholders and this Proxy Statement.

Will the proxy holders have discretionary voting power?	If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote your shares on the new Annual Meeting date as well, unless you have subsequently revoked your proxy.

How can I change my vote?	If you are a holder of record and would like to change your vote, you can do so in the following ways:

•	deliver written notice of the revocation of your proxy to our Secretary prior to the Annual Meeting;

•	deliver a properly executed, later dated proxy prior to the Annual Meeting; or

•	attend the Annual Meeting and vote in person.

Please note that your attendance at the Annual Meeting in and of itself is not enough to revoke your proxy.

If your shares are held by a broker, bank or other nominee, you must contact them in order to find out how to change your vote.

Who is paying the cost of this proxy solicitation?	We will pay the cost of this proxy solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this.

What constitutes a quorum for the Annual Meeting?	The Annual Meeting will be held if a majority of our outstanding shares of Common Stock entitled to vote at the Annual Meeting are represented in person or by proxy.

What are the recommendations of the Board of Directors?

Our Board of Directors recommends that you vote:

•            “FOR” each of the nominees to the Board of Directors;

•            “FOR” the ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

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• “FOR” the non-binding shareholder approval of executive compensation.

What vote is required for the proposals?

For Proposal One (Election of Directors), the nominees receiving the highest number of “FOR” votes in person or represented by proxy at the Annual Meeting and entitled to vote will be elected as directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified. For Proposal One (Election of Directors), shareholders may cumulate votes and give one candidate a number of votes equal to the number of directors to be elected (five) multiplied by the number of votes to which the shareholder’s shares are entitled, or a shareholder may distribute votes on the same principle as the shareholder sees fit, provided that votes may not be cast for more than five candidates. In order to cumulate votes, a shareholder must give notice to the Company prior to the voting on Proposal One of the intention to cumulate votes.

For Proposal Two (Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015), ratification requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

For Proposal Three (Non-binding vote to approve the Company’s executive compensation), approval requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

How are abstentions, withheld, and broker non-votes counted?

We treat shares that are voted “WITHHELD” or “ABSTAIN” in person or by proxy as being:

•      present for purposes of determining whether or not a quorum is present at the Annual Meeting; and

•      entitled to vote on a particular subject matter at the Annual Meeting.

Therefore, a “WITHHELD” or “ABSTAIN” vote is the same as voting against a proposal that has a required, affirmative voting threshold, such as Proposal Two and Proposal Three but will have no effect on Proposal One, the election of our directors, which is determined by a plurality of votes.

If you hold your Common Stock through a broker, the broker may be prevented from voting shares held in your brokerage account on some proposals (a broker non-vote) unless you have given the broker voting instructions. In particular if you hold your Common Stock through a broker, it is critical that you give your broker voting instructions if you want your vote to count in Proposal One (the election of directors), or Proposal Three (non-binding vote to approve the Company’s executive compensation). Regulations governing NYSE member brokers take away the ability of your broker to vote your uninstructed shares on a discretionary basis in the election of directors and, with respect to non-binding votes to approve the Company’s executive compensation. Thus, if you hold your Common Stock through a broker and you do not instruct your broker how to vote on Proposal One or Proposal Three, it will be considered a broker non-vote and no votes will be cast on your behalf with respect to the relevant proposal or proposals. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but do not count for or against any particular proposal.

For Proposal Two, your broker will continue to have discretion to vote your shares on this matter even if no instructions are received by you.

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If you are a shareholder of record, if you do not sign and return a proxy card and you do not otherwise cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

What is the deadline for receipt of shareholder proposals for the 2016 Annual Meeting?

Shareholders may present proposals for action at a future annual meeting only if they comply with the requirements of the proxy rules established by the SEC. Shareholder proposals, including nominations for the election of directors, which are intended to be presented by such shareholders at our 2016 Annual Meeting of Shareholders must be received by us no later than January 11, 2016 to be considered for inclusion in the proxy statement and proxy card relating to that meeting.

In addition, the proxies solicited by the Board of Directors for the 2016 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting if we are not provided with notice of such proposal on or prior to January 11, 2016.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors (the “Board of Directors”) is currently comprised of five members. The Board of Directors has authorized the nomination at the Annual Meeting of the persons named below as nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees listed below, each of whom is currently a director of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

The names of the five nominees and certain information about them are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since

Gordon R. Arnold	69	Executive Chairman, Secretary and Director of the Company	1989

Varun Nagaraj	49	President, Chief Executive Officer	2014

C. Richard Kramlich	79	General Partner, New Enterprise Associates – Venture Capital	1989

Jay T. Last, Ph.D.	85	Retired President, Hillcrest Press	1989

Robert C. Marshall	83	Principal, Selby Venture Partners	1998

Gordon R. Arnold joined Sierra Monitor Corporation, a California corporation ("Old Sierra"), in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer of Old Sierra in April 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President, Chief Executive Officer and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 and he became Executive Chairman in July 2014. He is a past President of the Measurement Control and Automation Association. Mr. Arnold’s specific qualifications and experience to serve as a member of our Board of Directors include his business management education, his more than forty years of direct industry experience and over thirty-five years of full-time employment as an executive of the Company.

Varun Nagaraj joined Sierra Monitor Corporation as President and Chief Executive Officer in July 2014, from Echelon Corporation (ELON) where he was senior vice president and general manager of the Industrial Internet of Things (IIoT) division. Previously, he served as president and chief executive officer of NetContinuum, a leading provider of Web Application Firewalls, acquired by Barracuda Networks (CUDA) in 2007. Mr. Nagaraj received his Electrical Engineering degree from the Indian Institute of Technology, Bombay; a Master of Science degree from North Carolina State University; and his Master of Business Administration degree from Boston University. Mr. Nagaraj’s specific qualifications and experience to serve as an officer and a member of our Board of Directors include his technical and business management education and his more than 25 years of experience with technology-based companies including experience as officer and board member

C. Richard Kramlich has been a Director of the Company since 1980. Mr. Kramlich, who has more than thirty five years of venture capital experience, is a co-founder of New Enterprise Associates, a venture capital firm. Mr. Kramlich is presently a director of Zhone Technologies (ZHNE). He received a Master’s in Business Administration from the Harvard University Graduate School of Business and a Bachelor of Science in History from Northwestern University. Mr. Kramlich’s specific qualifications and experience to serve as a member of our Board of Directors include over thirty years as managing general partner of a highly successful venture capital company, his membership on numerous boards of private and public companies, and over thirty years of participation on the board of Sierra Monitor Corporation.

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Name of public company	Period of service
SVB Financial Group	2006 - present
Zhone Technologies	1999 - present

Jay T. Last, Ph.D. has been a Director of the Company since 1977. Mr. Last, who was one of the founders of Fairchild Semiconductor, is a retired technologist and business investor. Mr. Last received a Ph.D. in Physics from Massachusetts Institute of Technology. Mr. Last’s specific qualifications and experience to serve as a member of our Board of Directors include his participation in the founding of Fairchild Semiconductor, his involvement in the management and rapid expansion of a major public industrial conglomerate, and over thirty years participation on the board of Sierra Monitor Corporation.

Robert C. Marshall has been a Director of the Company since 1998. Since 1997, Mr. Marshall has been the Managing General Partner of Selby Venture Partners, a venture capital firm. Mr. Marshall received a Bachelor’s degree in Electrical Engineering from Heald Engineering and an MBA from Pepperdine University. Mr. Marshall’s specific qualifications and experience to serve as a member of our Board of Directors include his participation in the founding of the first redundant computer manufacturing company, his founding of a highly successful venture capital company, his involvement in the management and turn-around of various electronic companies and his seventeen-year participation on the board of Sierra Monitor Corporation.

Vote Required

The five nominees receiving the highest number of affirmative votes of the shares of the Company’s Common Stock that are present in person or by proxy and are entitled to vote at the Annual Meeting shall be elected as directors of the Company. Votes withheld from election of any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law. Shareholders may cumulate votes in the election of directors.

Recommendation of the Board of Directors

The Board of Directors recommends VOTING “FOR” the re-election of the above-named directors to the Board of Directors of the Company.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS

Board of Directors Leadership Structure and Role in Risk Oversight

Our Executive Chairman, Gordon Arnold, has been appointed Chairman of the Board of Directors annually by the three independent Directors. While we have no formal arrangement for a lead independent director, the Executive Chairman maintains frequent communication with director Richard Kramlich. Mr. Kramlich functions as if he is the lead independent director through his advice to the Company and his communication with the other directors.

The current leadership structure is appropriate due to the small size of the Company and the low number of officers (5) and independent directors (3). Due in part to the significant continuity in the Company’s leadership structure over the past fifteen years the independent directors are satisfied that the Executive Chairman has the education, experience and judgment necessary to perform the functions of Chairman of the Board.

The members of the Board of Directors are proactive in both their formal and their informal interface with the Company. The three independent Board of Directors members also comprise the Audit Committee. The Board of Directors and the Audit Committee meet formally on a quarterly basis. The members receive periodic briefings from the independent auditors and they require regular reports regarding the Company’s internal controls practices and third party audits. The Board of Directors believes that maintaining the current structure of combined Executive Chairman and Chairman of the Board positions is appropriate due to their confidence in Mr. Arnold and their broad skills in investing, managing and directing numerous other public and private companies.

Risk is inherent with every business and the Board of Directors as a whole is responsible for overseeing our risk management function. The Board of Directors meets regularly to receive Audit Committee reports, as well as management reports with respect to areas of material risk to the Company, including legal, operational, financial and strategic risks. In addition, the Audit Committee oversees and reviews at least annually our policies related to risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Director Independence

Based on a review by the Board of Directors of all relevant information, the Board of Directors has determined that each of our directors and director nominees, other than Mr. Arnold and Mr. Nagaraj, are “independent” as defined under the rules of the NASDAQ Stock Market.

Board Meetings and Committees

The Board of Directors held four meetings during the fiscal year ended December 31, 2014. The Company encourages its directors to attend the Annual Meeting and all of our directors attended our 2014 Annual Meeting of Shareholders. During fiscal year 2014, each current director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served. The Board of Directors has a standing Audit Committee, but does not have a standing nominating or compensation committee or any other committees performing similar functions.

Audit Committee

The Audit Committee is primarily responsible for overseeing the services performed by the Company's independent registered public accounting firm and internal audit processes, evaluating the Company’s accounting policies and its system of internal controls and reviewing significant financial transactions. The Audit Committee met four times during fiscal year 2014. Members of the Audit Committee are Messrs. Kramlich, Last and Marshall. The Company’s Board of Directors has previously approved and adopted an Audit Committee Charter, a copy of which may be obtained at the Company’s website at http://www.investor.sierramonitor.com/corporate-governance.cfm?sect=documents

Independence; Audit Committee Financial Expert

The Company believes that all three Audit Committee members are independent directors as defined by the rules of the SEC and under the rules of the NASDAQ Stock Market. The Company’s Board of Directors has determined that the Company has at least one audit committee financial expert serving on its Audit Committee. C. Richard Kramlich is the Company’s audit committee financial expert as defined in Item 401(e)(2) of Regulation S-B promulgated by the SEC.

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Nominating Committee

The Board of Directors has no standing nominating committee nor does it have a committee performing similar functions. Furthermore, it has no nominating committee charter. In light of the relatively small size of the Company and because the Board of Directors consists of only five directors, the Board of Directors has determined that it is more efficient for the entire Board of Directors to consider nominees for director instead of a separate nominating committee. The Board of Directors will continue to evaluate on an ongoing basis the desirability of a separate nominating committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

The Board of Directors has no formal policy with regard to the consideration of any director candidates recommended by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board of Directors may do so directly by following the requirements set forth in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. Nevertheless, the Board of Directors will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board of Directors should direct the recommendation in writing to Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, CA 95035, Attention: Secretary. The candidate recommended should possess the qualities that are necessary for any member of the Board of Directors, as described in the guidelines set forth below.

The guidelines of the Board of Directors for evaluating and identifying candidates for the Board of Directors, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or the Board of Directors, are as follows:

▪	Regular review of the current composition and size of the Board of Directors.

▪	Regular review of the qualifications of any candidates. Such review may include a review solely of information provided to the Board of Directors and also may include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Board of Directors deems proper.

▪	The Board of Directors may evaluate its performance as a whole and evaluate the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of shareholders.

▪	The Board of Directors may consider the suitability of each candidate, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors. The Board of Directors seeks highly-qualified and experienced candidates, but presently has no stated minimum qualifications that must be met by each candidate. In evaluating the qualifications of the candidates, the Board of Directors considers many factors, including issues of character, judgment, independence, background, expertise, diversity of experience, length of service, other commitments and the like. The Board of Directors evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board of Directors considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole. The Board of Directors believes that candidates and nominees must reflect a Board of Directors that is comprised of directors (i) a majority of whom are independent, (ii) who are of high integrity, (iii) who have qualifications that will increase the overall effectiveness of the Board of Directors and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

In addition, while we do not have a formal written policy on director diversity, the Board of Directors also considers diversity when reviewing the overall composition of the Board of Directors and considering the slate of nominees for annual election to the Board of Directors and the appointment of individual directors to the Board of Directors. Diversity, in this context, includes factors such as experience, specialized expertise, geographic location, cultural background, gender and ethnicity.

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Corporate Governance

As part of our system of corporate governance, we adopted a code of business conduct and ethics that applies to all directors, officers and employees. Our code of business conduct and ethics is posted on our website at www.investor.sierramonitor.com (by including the foregoing Internet address link, we do not intend to incorporate by reference to this proxy statement material not specifically referenced herein). We intend to disclose any future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our web site identified above. The inclusion of our web site address in this report does not include or incorporate by reference the information on our web site into this report.

Compensation of Directors

The following table shows for the fiscal year ended December 31, 2014, the compensation earned by our independent, non-employee directors. Mr. Arnold, our Executive Chairman, and Mr. Nagaraj, our President and Chief Executive Officer, do not receive compensation for serving on our Board of Directors.

Name	Fees earned or paid in cash ($) (1)	Total ($)

C. Richard Kramlich	400	400

Jay T. Last, Ph.D.	400	400

Robert Marshall	400	400

(1)	All independent, non-employee directors receive a payment of $100 per meeting of the Board of Directors.

Compensation of Executive Officers

The Board of Directors has no standing compensation committee nor does it have a committee performing similar functions. Furthermore, it has no compensation committee charter. In light of the relatively small size of the Company, the Board of Directors has determined that it is more efficient for the Chief Executive Officer to determine and recommend the amount and form of executive and director compensation to be approved by the entire Board of Directors. The Board of Directors will continue to evaluate on an ongoing basis the desirability of a separate compensation committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

With the exception of stock option grants that are approved by the Board of Directors, the Chief Executive Officer establishes executive officer target compensation each year coincident with wage reviews of all employees. The two primary components of officer compensation are base salary and performance based bonuses.

The Chief Executive Officer establishes annual salary levels based on a combination of factors including competitive salary benchmarks and individual performance. Executive team bonuses are based on corporate financial performance targets.

Communicating with Our Directors

Shareholders may contact any or all of our directors directly by writing to them at Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, CA 95035.

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Report of the Audit Committee of the Board of Directors

The material in this report shall not be deemed to be (i)“soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The report shall not be deemed incorporated by reference into any filing of Sierra Monitor Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent we specifically incorporate the report by reference into such filing.

The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2014 with the Company's management.

The Audit Committee has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) those matters required to be discussed by Statement of Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T (“Communication with Audit Committees”). Squar Milner has discussed with the Audit Committee that firm's independence from management and the Company and provided the Audit Committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526 (“Communication with Audit Committees Concerning Independence”).

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2014 be included in the Company's Annual Report on Form 10-K for fiscal year 2014, as filed with the SEC. The foregoing report is respectfully submitted by the following members of the Company's Board of Directors, who constitute the Audit Committee:

C. Richard Kramlich, Chairman
Jay T. Last, Ph.D.
Robert C. Marshall

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PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2015. Squar Milner previously audited the Company’s financial statements from fiscal year 2003 through the fiscal year ended December 31, 2014.

It is expected that representatives of Squar Milner will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to answer any appropriate questions.

Principal Accountant Fees and Services

The aggregate fees billed for professional accounting services by Squar Milner for the fiscal years ended December 31, 2014 and 2013 are as follows:

Audit Fees

The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company’s Quarterly Reports on Form 10-Q for each of fiscal years 2014 and 2013, and for their audit of the annual financial statements for each of fiscal years ended December 31, 2014 and 2013, were $70,200 and $77,700, respectively.

Tax Fees

There were no fees billed by Squar Milner for tax services in the fiscal years 2014 and 2013 as the Company engaged another firm for tax preparation/consulting.

Audit-Related Fees

The aggregate fees billed by Squar Milner for audit-related services in each of fiscal years 2014 and 2013 were $2,500.

All Other Fees

During fiscal years 2014 and 2013, the Company did not engage Squar Milner to provide products or services other than those reported under the sections above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

All services, whether audit or non-audit services, performed by Squar Milner must be pre-approved by the Audit Committee. Pre-approval must be obtained before Squar Milner performs the services but cannot be obtained more than a year before performance begins. Approval can be for general classes of permitted services such as “annual audit services” or “tax consulting services.” A written engagement letter, including a description of the permitted services, the dates of the engagement and the fees for such services, must be approved in accordance with these procedures before performance begins.

Percentage of Audit Fees Pre-Approved

During fiscal years 2014 and 2013, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

Independence of Squar Milner

The Audit Committee has determined that the accounting advice provided by Squar Milner is compatible with maintaining Squar Milner’s independence.

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Vote Required

Although shareholder ratification of Squar Milner as the Company’s independent registered public accountants is not required by law, as a matter of good corporate governance, we are requesting that our shareholders ratify the appointment. To ratify the appointment of Squar Milner as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015, the affirmative vote of a majority of shares of the Company’s Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting is required.

Recommendation of the Board of Directors

The Board of Directors recommends VOTING “FOR” the ratification of the appointment of Squar Milner as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

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PROPOSAL THREE:

NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on the Company or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices. Our Board of Directors values the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and evaluate whether any actions are necessary to address those concerns.

The Company’s compensation philosophy with respect to executive officers is designed to attract, retain, motivate and reward highly qualified executives who contribute to the success of the Company and its shareholders. To achieve these goals, the Company strives to provide a comprehensive compensation package for each executive officer that is competitive with those offered by companies of similar type and size, in the same geographical area and whose executives perform functions similar to those performed by the executives of the Company.

Accordingly, the Board of Directors recommends that shareholders vote in favor of the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission, including the compensation tables and the related footnotes and narrative disclosures.”

Vote Required

If a quorum is present, the affirmative vote of the holders of a majority of the shares present and entitled to vote is necessary to approve the non-binding vote to approve the Company’s executive compensation.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION.

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Executive Officers

The current executive officers of the Company and their ages are as follows:

Name	Age	Position(s)

Gordon R. Arnold	69	Executive Chairman, Secretary and Director

Varun Nagaraj	49	President, Chief Executive Officer

Michael C. Farr	57	Vice President, Operations

Anders B. Axelsson	55	Vice President, Sales and Marketing

Tamara S. Allen	48	Chief Financial Officer

Gordon R. Arnold joined Sierra Monitor Corporation, (“Old Sierra”) in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in 1985. In September 1989, Old Sierra merged into UMF, and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as a Director and Chairman of the Board since 1984 and he became Executive Chairman in July 2014.

Varun Nagaraj joined Sierra Monitor Corporation as President and Chief Executive Officer in July 2014, from Echelon Corporation (ELON) where he was senior vice president and general manager of the Industrial Internet of Things (IIoT) division and served from 2011 to 2014. Previously, Mr. Nagaraj served from 2001 to 2011 as president and chief executive officer of Aprius, Inc. president and chief executive officer of NetContinuum, Inc.; vice president of product development and marketing of Extreme Networks, Inc.; and executive vice president of marketing and customer delivery for Ellacoya Networks, Inc.

Michael C. Farr joined Old Sierra in December 1983 as Operations Manager. He became Vice President, Operations in May 1986. Since the merger between Old Sierra and UMF, Mr. Farr has served as Vice President, Operations of the Company. His strong production control and operations management background resulted in the company’s attainment of ISO-9001 registration for the company's quality system, and has supported the company’s growth through multiple transitions of the company’s supply chain process, partners, and systems.

Anders B. Axelsson joined Sierra Monitor Corporation in January 2014 as Vice President of Sales and Marketing. Prior to joining the Company, Mr. Axelsson served for over ten years as senior vice president of sales, marketing and business development of Echelon Corporation. During his Echelon tenure Mr. Axelsson also served on LonMark International’s Board of Directors.

Tamara S. Allen has served as the company’s Chief Financial Officer since April 2014, having been Controller since March 2005. Ms. Allen joined Sierra Monitor Corporation in January 1996. Prior to joining Sierra Monitor, Ms. Allen held various finance and accounting positions at Philips Semiconductors and served on the Board of Directors for Horizon West Federal Credit Union.

There are no family relationships between any of the directors or executive officers of the Company or any of the nominees referenced in this Proxy Statement.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Under the SEC’s rules, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

The following table sets forth certain information as of April 29, 2015, regarding beneficial ownership of our Common Stock by:

•	each person who is known to us to own beneficially more than 5% of our Common Stock;

•	each director and each nominee for election as a director of Sierra Monitor;

•	each executive officer named in the Summary Compensation Table of this Proxy Statement; and

•	all of our current directors and executive officers as a group.

The information on beneficial ownership in the table and the footnotes is based upon our records and the most recent Schedule 13D or 13G filed by each such person and information supplied to us by such person. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days after April 29, 2015 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

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	Amount and Nature of Beneficial Ownership (2)
Five-Percent Shareholders, Directors and Executive Officers (1)	Number of Shares	Percent of Total Outstanding
Five-Percent Shareholders:	—	—
Directors and Executive Officers:
C. Richard Kramlich (3)	2,767,688	27.3%
Jay T. Last, Ph.D. (4)	2,052,475	20.3%
Gordon R. Arnold (5)	1,168,814	11.5%
Robert C. Marshall	368,587	3.6%
Michael C. Farr (6)	177,753	1.7%
Tamara S. Allen (7)	107,606	1.1%
Varun Nagaraj	-	*-
Anders B. Axelsson (8)	177,083	1.7%
All directors and executive officers as a group (8 persons) (9)	6,820,006	67.2%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is: c/o Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035.

(2)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3)	Includes 211,500 shares of common stock held by Pamela P. Kramlich, Mr. Kramlich’s wife.

(4)	Includes an aggregate of 14,200 shares of common stock held by Deborah R. Last, Dr. Last’s wife.

(5)	Includes (i) 1,096,592 shares of common stock held by The Gordon and Isabel Arnold Trust, of which Mr. Arnold is a grantor and trustee and (ii) an aggregate of 72,222 shares of common stock subject to stock options exercisable within 60 days of April 29, 2015.

(6)	Includes an aggregate of 45,417 shares of common stock subject to stock options exercisable within 60 days of April 29, 2015.

(7)	Includes an aggregate of 45,417 shares of common stock subject to stock options exercisable within 60 days of April 29, 2015.

(8)	Includes an aggregate of 177,083 shares of common stock subject to stock options exercisable within 60 days of April 29, 2015.

(9)	Includes an aggregate of 340,139 shares of common stock subject to stock options exercisable within 60 days of April 29, 2015.

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EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table shows for the fiscal years ended December 31, 2014 and 2013 the compensation of our named executive officers, who consist of our principal executive officer and the two most highly compensated executive officers other than our principal executive officer.

	Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary		Bonus		Option Awards (1)	Non-Equity Incentive Plan Compensation		All Other Compensation		Total

Gordon R. Arnold	2014	$268,552		$500		$85,000	$0		$684	(2)	$354,736
Executive Chairman	2013	$282,013		$0		$0	$0		$741	(3)	$282,755

Varun Nagaraj	2014	$144,231	(4)	$250		$552,000	$50,000	(5)	$118	(6)	$746,599
President, Chief Executive Officer	2013

Anders Axelsson	2014	$245,192	(7)	$25,500	(8)	$438,500	$62,500	(5)	$684	(9)	$772,376
Vice President, Sales and Marketing	2013

(1)	The amounts in the “Option Awards” column reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 4 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and incorporated by reference herein.

(2)	Represents a $500 contribution by the Company under its 401(k) plan, and $184 life insurance premium paid in 2014.

(3)	Represents a $500 contribution by the Company under its 401(k) plan, and $241 life insurance premium paid in 2013.

(4)	Mr. Nagaraj joined the Company in July 2014 and received a prorated salary in 2014 based on an annual base salary of $300,000.

(5)	Non-equity incentive plan compensation was fixed pursuant to corresponding offer letters.

(6)	Represents a $118 contribution by the Company in a life insurance premium paid in 2014.

(7)	Mr. Axelsson joined the Company in January 2014 and received a prorated salary in 2014 based on an annual base salary of $250,000.

(8)	Represents a $25,000 signing bonus awarded to Mr. Axelsson in connection with his joining the Company in January 2014 and a $500 annual discretionary bonus.

(9)	Represents a $500 contribution by the Company under its 401(k) plan, and $236 life insurance premium paid in 2014.

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Outstanding Equity Awards at Fiscal 2014 Year-End

The following tables provide the specified information concerning the number of outstanding equity awards held by each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2014.

Option Awards
	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price	Option Expiration Date

Gordon R. Arnold (1)	25,000	0	$1.50	3/6/2017

Gordon R. Arnold (2)	47,222	52,778	$2.15	1/5/2024

Varun Nagaraj (3)	0	600,000	$1.76	7/31/2024

Anders Axelsson (4)	177,083	322,917	$1.95	1/5/2024

(1)	Stock option vested as to 25% of the shares on the one-year anniversary of 3/7/2007, with the remaining shares vesting ratably thereafter over a 3 year period and were fully vested on 3/6/2011.
(2)	Stock option vests ratably over a 3 year period and will be fully vested on 1/6/2017.
(3)	Stock option vests as to 25% of the shares on the one-year anniversary of 8/01/2014, with the remaining shares vesting ratably thereafter over a 3 year period, and will be fully vested on 8/1/2018.
(4)	Stock option vests as to 25% of the shares on the one-year anniversary of 1/06/2014, with the remaining shares vesting ratably thereafter over a 3 year period, will be fully vested on 1/6/2018.

Director Compensation

The following table provides information concerning the compensation paid by us to each of our non-employee directors for fiscal 2014. Mr. Arnold did not receive additional compensation for his services as a member of our Board.

Name	Fees Earned or Paid in Cash ($)	Total ($)
C. Richard Kramlich	400	400
Jay T. Last, Ph.D.	400	400
Robert C. Marshall	400	400

Cash Compensation

Pursuant to our non-employee director cash compensation policy, non-employee members of our Board received a $100 fee per meeting. Our non-employee directors receive no additional fee for attendance at any Board committee meetings. We reimburse members of the Board and Board committees for reasonable out-of-pocket expenses incurred by them in attending such meetings.

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Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Retention Agreements. Effective April 2, 2012, we entered into retention agreements with certain executive officers and employees of the Company, including Gordon R. Arnold, Executive Chairman. Except as may be noted below, Mr. Arnold’s retention agreement has substantially the same terms and provides that in the event Mr. Arnold’s employment with the Company is terminated without “cause” (as defined in Mr. Arnold’s retention agreement), or he resigns for “good reason” (as defined in Mr. Arnold’s retention agreement) within the period beginning 3 months prior to and ending 12 months following a change of control of the Company, as defined in the agreement, the Mr. Arnold will receive:

•	continued base salary (less applicable withholding taxes) for a period of 12 months following the date of termination; provided, however, that any such salary continuation will immediately terminate upon his commencement of full-time employment with another employer;

•	continuation of commission payments (less applicable withholding taxes) for a period of 12 months following the date of termination, each of which commission payments will be equal to the average of the commission payments received by him, if any, during the six months prior to the date of termination;

•	a pro-rata portion of target fiscal year bonus, if any (less applicable withholdings) for the fiscal year in which his termination of employment occurs; provided, however, that such amount will be paid only if, and to the extent, the relevant performance targets by the Company and/or Mr. Arnold, if any, are achieved, such amount will be pro-rated for the period of time during the fiscal year that he was an employee of the Company, and such amount will be paid at the time bonuses for the completed fiscal year are paid to other employees of the Company (but in no event later than two and one-half months following the end of the Company’s fiscal year);

•	100% acceleration of all then outstanding and unvested equity awards and an extension of the post-termination exercise period for any outstanding equity awards for an additional 12 months following the date of termination; provided, however, that in no event may the outstanding equity awards be exercised beyond their original term(s) or expiration date(s); and

•	if the executive officer timely elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), reimbursement for premiums paid for continued health benefits under COBRA for the Mr. Arnold (and any eligible dependents) until the earlier of (i) 6 months from the date of termination of his employment with the Company termination, (ii) the date upon which he (and/or any eligible dependents) otherwise becomes eligible for health benefits under similar plans, or (iii) the date on which he (and/or any eligible dependents) is no longer eligible to receive continuation coverage pursuant to COBRA.

Mr. Arnold’s retention agreement will terminate on the earlier to occur of the third anniversary of the effective date of the retention agreement and the date on which all of the obligations of the parties under the retention agreement have been satisfied.

In order to be eligible to receive benefits under the retention agreements, Mr. Arnold must sign and not revoke a release of claims agreement in favor of the Company (in a form acceptable to the Company). The retention agreement also provides that Mr. Arnold shall comply with a 12 month non-solicitation obligation and requirements of the Company’s proprietary information and inventions agreement and shall agree to not disparage the Company and its officers, directors, employees and shareholders.

Transition Agreement. Effective January 6, 2014, we entered into a transition agreement Mr. Arnold to provide for an orderly transition of his day-to-day leadership of Sierra Monitor in connection with the hiring of new senior leadership and to continue his employment as Executive Chairman through July 1, 2017. As defined in the agreement, Mr. Arnold will receive:

•	compensation for his services of a base salary at the annualized rate of $250,000;

•	stock options to purchase 100,000 shares of the Company’s common stock at an exercise price equal to the fair market value on the date of grant (the “Transition Option”). The Transition Option will vest as to 1/36th of the shares on the first month following the grant date (on the same day of the month as the grant date) and as to 1/36th of the shares subject to the Transition Option each month thereafter, so that the Transition Option will be fully vested and exercisable 3 years following the grant date, subject to Executive continuing to provide services to the Company through the relevant vesting dates; provided however, in the event of (i) a Change of Control, as such term is defined in the Change of Control Agreement, or (ii) the Executive’s termination from employment for any reason, other than Cause, as such term is defined in the Change of Control Agreement, the Executive will be entitled to accelerated vesting of one hundred percent (100%) of the then unvested portion of the Transition Option;

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•	all of Mr. Arnold’s other outstanding stock options or other equity (“Options”) will continue to vest through the Transition Period in accordance with the applicable vesting schedule(s), and the terms and conditions of the Stock Plan and the applicable option agreement under which each such Option was granted;

•	during the Transition Period, Mr. Arnold will be entitled to participate in the employee benefit plans currently and hereafter maintained by Sierra Monitor of general applicability to other executive officers of Sierra Monitor. During the Transition Period, he also will be eligible to accrue vacation at the same rate in which he accrues vacation as of immediately prior to the Effective Time; and

•	during the Transition Period, Mr. Arnold will continue to be eligible for the severance and change of control benefits set forth in the Change of Control Agreement (to the extent applicable). In addition, during the Transition Period, he will be entitled to any severance and/or change of control benefits approved by the Board of Sierra Monitor for other Sierra Monitor’s senior executive officers.

Employment Offer Letter. Effective January 6, 2014, pursuant to the terms of the Employment Offer Letter with Anders Axelsson, he joined the Company as vice president, sales and marketing. As defined in Employment Offer Letter, Mr. Axelsson will receive:

•	an annual base salary of $250,000, subject to annual review. Mr. Axelsson was eligible to receive an annual bonus of up to fifty percent (50%) of his annual base salary in 2014 based upon achieving goals to be mutually agreed upon between Mr. Axelsson and the Company’s chief executive officer; provided that Mr. Axelsson’s bonus shall be no less than twenty five percent (25%) of his annual base salary in 2014. In years subsequent to 2014, Mr. Axelsson will be eligible to receive an annual bonus of up to one hundred percent (100%) of his annual base salary based upon achieving goals to be mutually agreed upon between Mr. Axelsson and the Company’s chief executive officer. In addition, Mr. Axelsson received a signing bonus of $25,000 in connection with his commencement of employment with the Company in January 2014;

•	a stock option covering 500,000 shares of the Company’s common stock at an exercise price equal to 100% of the fair market value of the underlying shares of common stock on the grant date. Subject to the acceleration terms described below, this stock option will vest as to one quarter (1/4) of the covered shares on the first anniversary of the Employment Commencement Date, and the remaining unvested covered shares shall vest in thirty six (36) equal monthly installments thereafter;

•	if the Company terminates Mr. Axelsson’s employment without “cause” or if Mr. Axelsson resigns for “good reason,” each as defined in his employment agreement, outside of the period beginning three (3) months prior to and ending twelve (12) months following a change of control of the Company, as defined in the Agreement (the “Change in Control Period”), Mr. Axelsson will be entitled to receive the following compensation:

•	six (6) months’ base salary;
•	six (6) months’ annual target bonus;
•	continuation of commission payments for a period of six (6) months following termination, each of which payments shall be equal to the average of the commission payments received by him in the six (6) months prior to his date of termination;
•	six (6) monthly payments of $3,500 in lieu of Company-subsidized COBRA; and
•	fifty percent (50%) of his then outstanding equity to acquire shares of the Company’s common stock or other equity awards shall immediately vest and become exercisable

•	if the Company terminates Mr. Axelsson’s employment without cause or if Mr. Axelsson resigns for good reason, each as defined in this employment agreement, during the Change in Control Period, Mr. Axelsson will be entitled to receive the following compensation:

•	twelve (12) months’ base salary;
•	twelve (12) months’ annual target bonus;

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•	continuation of commission payments for a period of twelve (12) months following termination, each of which payments shall be equal to the average of the commission payments received by him in the six (6) months prior to his date of termination;
•	twelve (12) monthly payments of $3,500 in lieu of Company-subsidized COBRA; and
•	all of his then outstanding equity to acquire shares of the Company’s common stock or other equity awards shall immediately vest and become exercisable.

•	Mr. Axelsson is eligible to participate in the benefit programs generally available to executives of the Company.

Employment Offer Letter. Effective July 7, 2014, pursuant to the terms of the Employment Offer Letter, Varun Nagaraj joined the company as its President and Chief Executive Officer. As defined in the Employment Offer Letter, Mr. Nagaraj will receive:

•	a starting base salary of $25,000 per month, which over a full year would equal $300,000 (the “Base Salary”). Commencing in January 2015, Mr. Nagaraj will also be eligible to receive an annual bonus of up to seventy-five percent (75%) of the Base Salary in 2015, based upon achieving goals to be mutually agreed upon between Mr. Nagaraj and the Board; provided, however, that the Company agrees that the annual bonus in 2015 will be no less than twenty five percent (25%) of the Base Salary. In 2016 and, in the Board’s discretion, subsequent years, Mr. Nagaraj will be eligible to receive an annual bonus of up to one hundred percent (100%) of the Base Salary, based upon achieving goals to be mutually agreed upon. Any such annual bonuses will be paid no later than March 15 following the year to which it relates, provided Mr. Nagaraj must be an employee of the Company at the time such annual bonus is paid. With respect to the six month period from July through December 2014, Mr. Nagaraj received a fixed bonus of $50,000 in lieu of a performance based bonus;

•	standard benefits package on terms comparable to those provided to the Company’s executive officers. During the term of employment with the Company, Mr. Nagaraj shall be entitled to paid vacation in accordance with the Company’s vacation accrual policies for its executive officers;

•	the Company will pay the related fees up to $50,000 per year and any normal and customary travel and board expenses toward a Doctor of Business Administration Program at Case Western University commencing in the fall of 2015 and ending in the spring of 2018. Fees will be paid directly to the University contingent upon Mr. Nagaraj’s continued progress and passing grades;

•	a stock option covering 600,000 shares of Company common stock (the “Equity Award”). Subject to his continued service with SMC, and further subject to accelerated vesting as specified below, the Equity Award will vest as to 1/4th of the covered shares on the first anniversary of the Employment Commencement Date, and the remaining unvested covered shares shall vest in 36 equal monthly installments thereafter, so that the Equity Award will be 100% vested on the fourth anniversary of the Employment Commencement Date;

•	Subject to Mr. Nagaraj executing and not revoking a release of claims in favor of the Company, in the event his employment is terminated by the Company without “cause” or in the event he resigns for “good reason,” each as defined in his employment agreement, outside of the “Change in Control Period,” then (A) Mr. Nagaraj shall receive severance payments of six (6) months’ Base Salary and six (6) months’ annual target bonus, paid in a lump sum (B) Mr. Nagaraj shall receive six (6) monthly payments of $3,500 in lieu of Company-subsidized COBRA, payable whether or not he or his covered dependents elect COBRA continuation benefits, and (C) fifty percent (50%) of his then outstanding equity to acquire shares of the Company’s common stock or other equity awards shall immediately vest and become exercisable (the “Termination Release Payment”); and

•	Subject to Mr. Nagaraj executing and not revoking a Release, in the event his employment is terminated by SMC other than for “Cause” within the period beginning on the date three (3) months prior to, and ending on the date that is twelve (12) months following the date upon which a “Change in Control” occurs (the “Change in Control Period”), or in the event that within the Change in Control Period Mr. Nagaraj voluntarily terminates his employment for Good Reason, then (A) he shall receive severance payments of twelve (12) months’ Base Salary and twelve (12) months’ annual target bonus, paid in a lump-sum, (B) he shall receive twelve (12) monthly payments of $3,500 in lieu of Company-subsidized COBRA, payable whether or not you or your covered dependents elect COBRA continuation benefits, and (C) all of his then outstanding equity to acquire shares of the Company’s common stock or other equity awards shall immediately vest and become exercisable.

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Equity Compensation Plan Information

The following table summarizes information regarding the various stock-based compensation plans under which the Company was authorized to issue equity securities as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	1,776,500	$1.78	925,320
Equity compensation plans not approved by security holders	-	-	-
Total	1,776,500	$1.78	925,320

(1)  Consists of the Company’s 1996 Stock Plan that expired on March 4, 2006, and the Company’s current 2006 Stock Plan.

Certain Relationships and Related Transactions

During our last fiscal year, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed 1% of the average of our total assets at the end of our 2014 and 2013 fiscal years, which is $101,330, and in which any of our directors, executive officers, holders of more than five percent of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 2014 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 2014, all other Section 16(a) reports applicable to its officers, directors and 10% shareholders were timely filed.

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DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are Sierra Monitor shareholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker and direct your written request to Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035, Attention: Secretary, or call 800-727-4377. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gordon R. Arnold
Gordon R. Arnold
Chairman

Milpitas, California

April 29, 2015

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SIERRA MONITOR CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2015 ANNUAL MEETING OF SHAREHOLDERS

April 29, 2015

The undersigned shareholder(s) of Sierra Monitor Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 29, 2015, and hereby appoints Mr. C. Richard Kramlich and Mr. Robert Marshall, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Shareholders of Sierra Monitor Corporation to be held on Thursday, May 28, 2015 at 10:00 a.m., local time, at the principal offices of the Company located at 1991 Tarob Court; Milpitas, California 95035 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1.	Election of Directors.

☐ FOR all nominees listed below (except as indicated)

☐ WITHHOLD AUTHORITY to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST BELOW:

Gordon R. Arnold	Varun Nagaraj	C. Richard Kramlich
Jay T. Last	Robert C. Marshall

ITEM 2.	Proposal to ratify the appointment of Squar, Milner, Peterson, Miranda and Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

ITEM 3.	Non-binding proposal to approve executive compensation as disclosed in the Proxy Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED IN ITEM 1, “FOR” THE PROPOSAL LISTED IN ITEM 2, “FOR” THE PROPOSAL LISTED IN ITEM 3, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Name	Signature	Title (if applicable)	Number of Shares	Date

THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH MUST SIGN.